UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 8, 2014

AZZ incorporated
(Exact name of registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2014, the Board of Directors (the “Board”) of AZZ incorporated, a Texas corporation (the “Company”), elected Mr. Steve Pirnat to the Board.

Mr. Pirnat currently serves as the Managing Director, Europe, the Middle East and Africa for Quest Integrity Group of Team, Inc. Mr. Pirnat has also served as the President of Quest Integrated Inc., a technology incubator and boutique private equity firm and President of the Quest Metrology Group LLC. From 2000 to 2009, Mr. Pirnat served as the President and Chief Executive Officer of John Zink Company LLC, a wholly owned subsidiary of Koch Industries and a global leading supplier of combustion and environmental solutions. From 1998 to 1999, Mr. Pirnat served as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries. From 1988 to 1998, Mr. Pirnat served in various sales, marketing, operational, engineering and executive positions at Ingersoll-Rand and Ingersoll-Dresser Corporation. Mr. Pirnat currently serves as a member of the board of directors for ClearSign Combustion Inc. and Profire Energy, Inc. Mr. Pirnat earned a B.S. in Mechanical Engineering from the New Jersey Institute of Technology.

The election of Mr. Pirnat to the Board was not subject to any arrangement or understanding between the Company and Mr. Pirnat, and Mr. Pirnat has not entered into any employment agreement with the Company.

Mr. Pirnat has not been appointed to any committee of the Board.

During the past three years, Mr. Pirnat has not had any transactions with the Company and there is no family relationship among the Company’s officers and directors and Mr. Pirnat.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

On July 8, 2014, AZZ issued a press release announcing the election of Mr. Pirnat to the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
99.1	Press Release issued by AZZ incorporated on July 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: July 8, 2014	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by AZZ incorporated on July 8, 2014.